EXHIBIT 10.27

                                               Addendum Date: September 25, 2000

                                    ADDENDUM


This Addendum is pursuant to Master Lease Agreement No. 5515000 dated December 11,1997 and all Riders thereto ("Lease'), between LEASING ASSOCIATES OF BARRINGTON, INC. as Lessor, and PHYMED, INC. as Lessee and is a part thereof.

             All other terms and conditions of Paragraph 12(d) Miscellaneous of the Master Lease notwithstanding, Lessee authorizes Lessor to file Uniform Commercial Code financing statements with respect to the Equipment and appoints Lessor as attorney-in-fact to sign such financing statements on Lessee's behalf. If this Lease is deemed at any time to be intended as security, then Lessee grants Lessor a security interest in the Equipment and all proceeds from its sale, lease or disposition.

         Except as otherwise stated above, all other terms and conditions in the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first above written.

LESSEE/CO-LESSEE                                        LESSOR

PHYMED, INC.                              LEASING ASSOCIATES OF BARRINGTON, INC.
9603 White Rock Trail, #100               33 West Higgins Road, Suite 1030
Dallas, TX 75238                          South Barrington, IL 60010

George C. Barker                                                     J. W. McCoy
---------------------------                          ---------------------------
Name of Authorized Signer                              Name of Authorized Signer


/s/ George C. Barker                                             /s/ J. W. McCoy
---------------------------                          ---------------------------
Signature                                                              Signature


Chairman, President & CEO                                              President
---------------------------                          ---------------------------
Title                                                                      Title

                                               Addendum Date: September 25, 2000

                                    ADDENDUM

This Addendum is pursuant to Master Lease Agreement No. 5728000 dated September 20, 1999, and all Riders thereto (`Lease"), between LEASING ASSOCIATES OF BARRINGTON, INC. as Lessor, and PHYMED, INC. as co-Lessee, and PHYMED DIAGNOSTIC IMAGING CENTER HILLCREST, INC. as co-Lessee ("Lessee") and is a part thereof.

             All other terms and conditions of Paragraph 12(d) Miscellaneous of the Master Lease notwithstanding, Lessee authorizes Lessor to file Uniform Commercial Code financing statements with respect to the Equipment and appoints Lessor as attorney-in-fact to sign such financing statements on Lessee's behalf. If this Lease is deemed at any time to be intended as security, then Lessee grants Lessor a security interest in the Equipment and all proceeds from its sale, lease or disposition.

Except as otherwise stated above, all other terms and conditions in the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first above written.

LESSEE                                                 LESSOR

PHYMED, INC., co-Lessee                  LEASING ASSOCIATES OF BARRINGTON, INC.
9603 White Rock Trail, #100              33 West Higgins Road, Suite 1030
Dallas, TX 75238                         South Barrington, IL 60010

George C. Barker                                                     J. W. McCoy
---------------------------                          ---------------------------
Name of Authorized Signer                              Name of Authorized Signer


/s/ George C. Barker                                             /s/ J. W. McCoy
---------------------------                          ---------------------------
Signature                                                              Signature


Chairman President & CEO                                               President
---------------------------                          ---------------------------
Title                                                                      Title

PHYMED DIAGNOSTIC IMAGING
CENTER HILLCREST, INC.
12840 Hillcrest Road, Suite E100
Dallas, TX 75230

George C. Barker
---------------------------
Name of Authorized Signer

/s/ George C. Barker
---------------------------
Signature

President
---------------------------
Title

                                SCHEDULE "A" TO:


                          GUARANTY OF GEORGE C. BARKER
             OF LEASE OBLIGATIONS OF PHYMED, INC., as co-Lessee, and
        P1-IYMED DIAGNOSTIC IMAGING CENTER HILLCREST, INC., as co-Lessee
       TO LEASING ASSOCIATES OF BARRINGTON, INC., DATED SEPTEMBER 20, 1999



Lease Rider #5728010 dated September 20, 1999:

ONE - RADMAN Radiology Information System (RIS) 3 Additional User Software License, upgrading from 31 to 34 Users; Three (3) Compaq Deskpro EP/350 desktop computers; One (1) Lexmark 2390 Label Printer w/surge suppressor; Two (2) HP Laser Jet 6000 Series w/surge suppressor; Three
         (3) HP Single Port Jet  Directors;  RADMAN  Software  Maintenance  Plan
         (SMP), including all attachments and accessories. TOTAL LEASE AMOUNT $26,664.00

Total rental obligation consists of Eighteen (18) payments of $1,590.00 each, totaling $28,620.00, or as may be adjusted per the Lease Agreement

Addendum  dated  September 25, 2000 to Lease Rider  5728010 dated  September 20,
1999:

Additional Equipment:

Pony (40) Computers including EPOX MVP3C2 Motherboard (2/Serial, 1/parallel), AMD 1(6/2-500 MHZ CPU with Fan, 64 MEG PC-100 SDRAM, Mini Tower at Case with 250 Watt Power Supply; 10 GIG IDE Hard Drive; 1.44 Floppy Drive; 52X CD-ROM Drive; Sound Card; 8 MEG AGP Video Card; 104 Windows Keyboard; PS/2 Mouse, 3-COM 10/100 Network Interface Card and Ten (10) 17" .27 DPI Monitors, including all attachments and accessories

TOTAL ADDITIONAL EQUIPMENT COST                              $25,990.00

Total rental obligation consists of Sixteen (16) payments of $11,319.00 each, totaling $181,104.00, or as may be adjusted per the Lease Agreement

                                                             /s/ GCB

                                SCHEDULE "A" TO:

                          GUARANTY OF GEORGE C. BARKER
                             OF LEASE OBLIGATIONS OF
                                  PHYMED, INC.
       TO LEASING ASSOCIATES OF BARRINGTON, INC., DATED DECEMBER 11, 1997

Lease Rider #5515010 dated December 11, 1997:

ONE - RADMAN Radiology Information and Image Management System with Hardware and networking components, including all attachments and accessories.

TOTAL LEASE AMOUNT         $326,937.00

Total rental obligation consists of thirty-six (36) payments of $10,484.00 each, totaling $377,424.00, or as may be adjusted per the Lease Agreement

Lease Rider #5515020 dated April 16, 1999:

ONE - Telephone System, including all attachments and accessories.

         TOTAL LEASE AMOUNT                                        $41,682.08

Total rental obligation consists of Sixty (60) payments of $888.00 each, totaling $53,280.00, or as may be adjusted per the Lease Agreement.

Lease Rider #5515030 dated Apr11 16, 1999:

ONE - Telephone System, including all attachments and accessories.

         TOTAL LEASE AMOUNT                                        $31,204.22

Total rental obligation consists of Sixty (60) payments of $665.00 each, totaling $39,900.00, or as may be adjusted per the Lease Agreement.

Lease Supplement #5515011 dated September 17, 1999:

One- RADMAN Radiology Information System (RIS) 3 Additional User Software License, upgrading from 36 to 39 Users; Three (3) Compaq Deskpro EP 6/350 desktop computers; RADMAN Software Maintenance Plan (SMP), including all attachments and accessories, as provided by INFOCURE CORPORATION

         TOTAL LEASE AMOUNT                                        $21,910.00

Total rental obligation consists of Eighteen (18) payments of $1,306.00 each, totaling $23,508.00, or as may be adjusted per the Lease Agreement.

Lease Rider #5515040 dated October 29, 1999:

One-   COMPAQ Proliant 1600/550 Server with dual Wide Ultra SCSI Controller; 32X
CI) Rom Drive; Smartstart and Compaq Insight Manager; Intel Pentium 111 MHZ Processor Kit, also including 3 Year Limited Warranty. Installation and configuration ... and all attachments and accessories, as provided by IT. Partners

         TOTAL LEASE AMOUNT                                        $32,869.00

Total rental obligation consists of Eighteen (18) payments of $1,960.00 each, totaling $35,280.00, or as may be adjusted per the Lease Agreement.

                                                                  /s/ GCB

                                SCHEDULE "A" TO:
                          GUARANTY OF GEORGE C. BARKER
                             OF LEASE OBLIGATIONS OF
                                  PHYMED, INC.
       TO LEASING ASSOCIATES OF BARRINGTON, INC., DATED DECEMBER 11, 1997


Addendum dated September 25, 2000 to Lease Rider 5515010 dated December 11, 1997; Supplement 5515011 dated September 17, 1999 and Lease Rider 5515040 dated October 29, 2999:

Additional Equipment:

Forty (40) Computers including EPOX MVP3C2 Motherboard (2/Serial 2 parallel). AMD 1(6/2-500 MHZ CPU with Fan, 64 MEG PC-100 SDRAM, Mini Tower at Case with 250 Watt Power Supply; 10 GIG IDE Hard Drive; 144 Floppy Drive; 5Th CD-ROM Drive; Sound Card; 8 MEG AGP Video Card; 104 Windows Keyboard; P5/2 Mouse, 3-COM 10/100 Network Interface Card and Ten (10) 17" .27 DPI Monitors, including all attachments and accessories.

         TOTAL ADDITIONAL EQUIPMENT COST                           $25,990.00

Total rental obligation consists of Sixteen (16) payments of $11,319.00 each, totaling $181,104.00, or as may be adjusted per the Lease Agreement

                                                               /s/ GCB

                                               Addendum Date: September 25, 2000
                                                                     Page 1 of 2

                                    ADDENDUM

         This Addendum is pursuant to the following multiple Agreements written among PHYMED, INC. ("PHYMED"), PHYMED DIAGNOSTIC IMAGING CENTER HILLCREST, INC. ("HILLCREST") and LEASING ASSOCIATES OF BARRINGTON, INC. ("LAB"), and is a part thereof:

Master Lease Agreement No. 5515000 dated December 11, 1997:


Rider No. 5515010 thereto dated December 11, 1997 between PHYMED and LAB

Supplement 5515011 thereto dated September 17, 1999 between PHYMED and LAB

Rider No. 5515040 thereto dated October 29, 1999 between PHYMED and LAB

Master Lease Agreement No. 5728000 dated September 20, 1999:

Rider 5728010 dated September 20, 1999 between PHYMED, HILLCREST and LAB

All the above Agreements are hereafter referred to as "LEASE". PHYMED is hereafter referred to as "LESSEE" and "CO-LESSEE"
HILLCREST is hereafter referred to as "CO-LESSEE"
LAB is hereafter referred to as "LESSOR"

LEASE TERM
----------

Original Expiration Date: May 6, 2001
Revised Expiration Date: February 6, 2002

ADDITIONAL EOUIPMENT
--------------------

         Forty (40) Computers including EPOX MVP3C2 Motherboard (2/Serial, 1/parallel), AMD K6/2-500 MHZ CPU with Fan, 64 MEG PC-100 SDRAM, Mini Tower at Case with 250 Watt Power Supply; 1Q GIG IDE Hard Drive; 1.44 Floppy Drive; 52X CD-ROM Drive; Sound Card; 8 MEG AGP Video Card; 104 Windows Keyboard; P8/2 Mouse, 3-COM 10/100 Network Interface Card and Ten (10) 17' .27 DPI Monitors, including all attachments and accessories

Total Additional Equipment Cost ... $25,990.00

LESSEE shall have the option at the expiration of the revised Expiration Date to purchase all, but not less than all, the Equipment for One Dollar ($1.00), plus any applicable taxes.

                                               Addendum Date: September 25, 2000
                                                                     Page 2 of 2


PAYMENTS OF RENT
----------------

          Original Monthly Rental:  $15,394.00 per month

          Revised Monthly Rental:   $11,319.00 per month,  commencing October 7,
                                    2000 for a period of Sixteen (16) months.


         Except as otherwise stated above, all other terms and conditions in the LEASE shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first above written.

    LESSEE/CO-LESSE                                      LESSOR

PHYMED, INC., co-Lessee                   LEASING ASSOCIATES OF BARRINGTON, INC.
9603 White Rock Trail, #100               33 West Higgins Road, Suite 1030
Dallas, TX 75238                          South Barrington, IL 60010

George C. Barker                                               J. W. McCoy
---------------------------                    ---------------------------
Name of Authorized Signer                        Name of Authorized Signer


/s/ George C. Barker                                       /s/ J. W. McCoy
---------------------------                    ---------------------------
Signature                                                        Signature


Chairman President & CEO                                         President
---------------------------                    ---------------------------
Title                                                                Title

PHYMED DIAGNOSTIC IMAGING
CENTER HILLCREST, INC.
12840 Hillcrest Road, Suite E100
Dallas, TX 75230

George C. Barker
----------------
Name of Authorized Signer

/s/ George C. Barker
--------------------
Signature

President
---------
Title